UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	000-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Avenue
Champaign, Illinois 61820
(Address of principal executive offices) (Zip code)
217 365-4544
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2020, at the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of First Busey Corporation (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved the First Busey Corporation 2020 Equity Incentive Plan (the “Plan”).  The Plan authorizes up to 1,829,606 shares of the Company’s common stock, $0.001 par value, for equity awards, which may be granted in any one or a combination of the following forms: incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units (which may or may not include dividend equivalents), deferred stock units (which may or may not include dividend equivalents), other equity-based or equity-related or cash-based awards, including without limitation, the grant or offer for sale of unrestricted shares, bonus share awards, phantom share awards, performance share awards and performance units settled in cash. Participants under the Plan may include employees, directors, consultants and service providers of the Company or its subsidiaries.

A summary of the principal features of the Plan was included in the Company’s definitive proxy statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement). The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the summary of the principal features of the Plan included in the Proxy Statement and the full text of the Plan, a copy of which was filed as Appendix A to the Proxy Statement, and is incorporated by reference into, this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
Exhibits

10.1	First Busey Corporation 2020 Equity Incentive Plan (filed as Appendix A to Proxy Statement and incorporated herein by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 27, 2020	First Busey Corporation By: /s/ John J. Powers Name: John J. Powers Title: General Counsel